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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 21, 1998

                          CAPSTONE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      MARYLAND                                     1-11345                            63-1115479
(State of Incorporation)                   (Commission File Number)                (I.R.S. Employer
                                                                                   Identification No.)

                       1000 URBAN CENTER DRIVE, SUITE 630
                           BIRMINGHAM, ALABAMA 35242
              (Address of Principal Executive Offices / Zip Code)

                                 (205) 967-2092
              (Registrant's telephone number, including area code)




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Item 5.           Other Events

                  On January 21, 1998, Capstone Capital Corporation (the "Company") issued a press release (the "Press Release") containing its operating results for the fourth quarter and year ended December 31, 1997. The Press Release is included as an exhibit to this Report and is incorporated herein by reference. The operating results stated in the Press Release are subject to year end audit adjustments.

                  This Report may contain statements that may be deemed to be "forward-looking" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements reflect the Company's best judgment based on the factors currently known. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the statements included in this Report. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Readers are also urged to review carefully and consider the various disclosures made by the Company which attempt to advise interested parties of the factors which affect the Company's business, including the disclosures made in other periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated January 21, 1998 relating to operating results for the fourth quarter and year ended December 31, 1997




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                                   SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAPSTONE CAPITAL CORPORATION



         Date:    January 21, 1998    By:/s/ John W. McRoberts
                                         -------------------------
                                         John W. McRoberts
                                         President and Chief Executive Officer




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                                 EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------
99.1              Press Release dated January 21, 1998 relating to operating results for the fourth quarter and year ended December 31,
                  1997